Attis INDUSTRIES

INVESTOR PRESENTATION

NOVEMBER 2018

NASDAQ: ATIS

# Forward-Looking Statements

This presentation contains certain forward-looking information about us that is intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. Words such as "guidance," "expect," "will," "may," "anticipate," "plan," "estimate," "project," "intend," "should," "can," "likely," "could," "outlook" and similar expressions are intended to identify forward-looking statements. These statements include statements about our plans, strategies and prospects. Forward-looking statements are not guarantees of performance. These statements are based upon the current beliefs and expectations of our management and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot assure you that the expectations will prove to be correct. Among the factors that could cause actual results to differ materially from the expectations expressed in the forward-looking statements are: the impact on us of our substantial indebtedness, including on our ability to obtain financing on favorable terms to finance our operations and growth strategy and to operate within the limitations imposed by financing arrangements; general economic and market conditions, including inflation and changes in commodity pricing, fuel, interest rates, labor, risk, health insurance and other variable costs that generally are not within our control, and our exposure to credit and counterparty risk; whether our estimates and assumptions concerning our selected balance sheet accounts, income tax accounts, and property and equipment and labor, fuel rates and economic and inflationary trends, turn out to be correct or appropriate; competition and demand for our services; the negative impact on our operations of union organizing campaigns, work stoppages or labor shortages; changes by the Financial Accounting Standards Board or other accounting regulatory bodies to generally accepted accounting principles or policies; and acts of war, riots or terrorism, including the continuing war on terrorism, as well as actions taken or to be taken by the United States or other governments as a result of further acts or threats of terrorism, and the impact of these acts on economic, financial and social conditions in the United States.

Additionally, new risk factors emerge from time to time and it is not possible for us to predict all such risk factors, or to assess the impact such risk factors might have on our business or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. You should not place undue reliance on any forward -looking statements on our website, which speak only as of the date they were placed on the website. Except to the extent required by applicable law or regulation, we undertake no obligation to update or publish revised forward-looking statements to reflect events or circumstances after such date or to reflect the occurrence of unanticipated events.

# Our Mission

***A diversified company focused on innovation and technology including renewable fuels, bio-based plastics, healthcare and communications infrastructure***

We strive to encourage our employees to be entrepreneurs focused on innovation and technology. We will remain dynamic, persistent and motivated to our mission of winning. The growth of our company will rely on our integrity and our vision for the future. Attis Industries will continue to fulfill essential needs in healthcare, energy independence and digital communications. Today, each of these sectors provide high growth opportunities that collectively account for more than a third of our nations GDP.

# Corporate Structure

Attis
INDUSTRIES

Attis
HEALTHCARE

- Lab Services, Genetic & Molecular Testing, Partnerships
- Mobile Science Technologies

Attis
INNOVATIONS

- Attis R&D Services
- Attis Biomaterials
- Attis Biofuels
- Attis Engineering

# Investment Highlights

- Diversification across varying multi-billion dollar industries addressing needed voids:
  - Hospital Laboratory Services
  - Local Municipality Connectivity and Alerts
  - Alternative Energy, Biorefining
- Bringing innovation and technology to rural communities
- Developing technologies to support growth and provide differentiation from our competitors
- Attis Healthcare's existing laboratory operations have the capability to generate annual revenues of $10-$12M
- Attis Innovations is poised to bring transformative change to multiple industries through the introduction of revolutionary biobased products

# Corporate and Stock Snapshot

| Attis Industries Inc. | NASDAQ: ATIS |
|---|---|
| Stock Price (11/9/2018) | $0.22 |
| Shares Outstanding | ≈25 million |
| Debt | $12.5 million |
| Enterprise Value | $17.5 million |
| 52-Week Range | $0.20-$1.31 |
| Average Daily Volume | 450,000 Shares |
| Capable Annual Revenue | ≈$10 million |

# WELCOME TO ATTIS INNOVATIONS

Launching a truly sustainable bioeconomy through advanced biomass separation technology that creates revolutionary bio-based products and fuels.

Attis
INNOVATIONS

# Attis Innovations

**Goal:** To produce sustainable materials and fuels from renewable sources at costs equal to or less than those otherwise produced from fossil fuels.

**Targeted Feedstocks:**

- Agricultural Residues
- Agricultural Processing Byproducts
- Woody Biomass

**Targeted End Markets:**

- Renewable Fuels
- Energy Pellets
- Bioplastics
- Carbon Fiber
- Adhesives
- Green Chemicals

**Commercialization Experience**

Over the past 10 years, members of our team have invented and commercialized technologies that are currently generating more than $500 million per year in value through the recovery of materials from otherwise low value industrial byproduct streams.

# Proprietary Biomass Processing Technology

- Attis' patented biomass processing technology is designed to process virtually any type of feedstock
- Attis' use of organic solvents allows for the efficient separation and valorization of all the constituents in biomass

**Lignin**

- Bioplastics
- Carbon Fiber
- Adhesives
- Renewable Fuels



Lignin
Other
Cellulose

**Organic Chemicals**

- Butyl Acetate
- Furfural
- Acetic Acid

**Cellulose**

- Pulp for paper products
- Cellulosic ethanol

# Value Comparison – Traditional vs Attis


Traditional Pulp &
Paper/Cellulosic Ethanol
Attis
INNOVATIONS
20%
Hemicellulose
27%
Lignin
43%
Cellulose
10%
Other

| | |
|---|---|
| **Total Revenue:** | **Total Revenue:** |
| **$150-$200/ton of biomass** | **$225-$275/ton of biomass** |

# Fueling the Future – Attis Renewable Fuels

- Attis has partnered with experts in the field of fats and oil conversion to high performance drop-in fuels like biodiesel, renewable diesel and gasoline
- Attis fuel production methods are in operation at 20 facilities across the world
- Cost efficient production that targets low cost feedstocks to maximize production margins
- Our renewable fuel technology utilizes about 20% less energy than conventional renewable fuel production methods



**Waste Fats/Oils**

- Used Cooking Oil
- Distillers Corn Oil
- Animal Fats
- Virgin Vegetable Oils

**Proven Fuel Technology**

- About 20% less energy vs current methods
- Experienced engineering team

**Renewable Fuels**

- Biodiesel
- Renewable Diesel
- Renewable Gasoline
- Renewable Jet Fuel

# WELCOME TO ATTIS HEALTHCARE

Improving patient care and providing cost-saving opportunities through innovative, compliant, comprehensive diagnostic and therapeutic solutions for patients and healthcare providers.

Attis HEALTHCARE

# Our Solutions

**LAB DEVELOPMENT SERVICES**

Laboratory development including equipment procurement, test menu development, lab design, LIS implementation, lab staff recruitment, management of distribution, compliance training, and marketing and public relations services.

**BLOOD & TOXICOLOGY TESTING**

Extensive menu of blood tests enabling evaluation of organ and overall body function, the effectiveness of patient medications and risk factors for epidemic diseases. Fast, accurate drug screening for general toxicology and drug monitoring.

**PHARMACOGENETICS (PGX)**

Testing for the genetic differences in individuals which can affect individual responses to drugs, in terms of both therapeutic and adverse effects. A comprehensive medication reconciliation report provides enhanced insights into the likelihood of adverse side effects and drug-drug interactions, influencing medication selection and corresponding dosages.

**MOLECULAR PATHOGEN ID**

Polymerase Chain Reaction (PCR) for pathogen identification, analyzing the genetic make-up of the pathogen for precise detection and treatment of infectious disease. Collected via swab or urine sample, molecular testing is 3-5x more sensitive than culture to identify pathogens and can be assessed within 24 hours as opposed to the 2-5 days required for culture growth.

**CANCER GENETIC TESTING (CGX)**

Advanced genetic sequencing to detect specific genetic abnormalities that drive the development and growth of many types of cancer, indicating if an individual is at an increased risk of hereditary cancer. A comprehensive report of genetic variants and risk factors enables a healthcare provider to formulate a proactive care plan designed for early detection and prevention.

# Hospital Services

## Management Services Agreement



- Attis Healthcare manages the lab outreach program on behalf of the hospital with terms set forth in the agreement
- Attis will evaluate your existing laboratory, which will include:
  - Potential equipment procurement
  - Test menu development
  - Lab design
  - Lab staff assessment
  - Management of distribution
  - Compliance training
  - Marketing & public relations services
- Hospital performs all testing in its lab
- Hospital bills for testing performed in the lab based upon its billing contracts
- Hospital pays Attis a percentage of the lab profits as set forth in the agreement

# PCR Molecular Pathogen Testing

- PCR is a molecular technique that was invented in 1983 and used to sequence the 1st human genome
- PCR allows small samples (swab, tissue or nail) to be used to detect the presence of disease-causing microbes and identify them by amplifying their unique DNA
- PCR is 3-5x more sensitive than conventional culture

| Summary of Pathogens Reported Using Culture & PCR | |
|---|---|
| PCR and culture report the same pathogens | 33.3% |
| PCR reports ADDITIONAL pathogens to the culture | **50%** |
| Culture reports additional pathogens to PCR | 0% |
| Different pathogens reported (with or without overlap) | 16.7% |

**Advanced Real Time-PCR technology allows for the most rapid pathogen identification, quantification and detection of antibiotic resistance.**

https://www.cdc.gov/drugresistance/pdf/ar-threats-
NCBI Bookshelf, Nelson, Wright-Hugest, et al. *Concordance in Diabetic Foot Ulceration*

# Improving Patient Care PGx & MTM

**Pharmacogenetics (PGx):** Testing for the genetic differences in individuals which can affect responses to drugs, in terms of both therapeutic and adverse effects.

**The right patient** → **The right drug** → **The right dose**

## Personalizing Medication:

- Genetic and lifestyle factors may impact the ability to process certain medications
- Adverse Drug Events (ADEs) represent the 4th leading cause of death, plus annually cause 30% of patients to discontinue treatment
- Personalizing a patient's care plan using unique genetic characteristics significantly reduces the risk of ADEs

**150+**
FDA-approved drugs carry black box PGx warnings

**$300 B**
Annual economic burden of non-adherence in the US

**PGx BY THE NUMBERS**

PGx testing along with medication management leads to:

**17% INCREASE**
in medication adherence

**8% REDUCTION**
in medication discontinuation

**20% REDUCTION**
in polypharmacy

AssureRx Health Medco & UHS Studies
AJHP study
Haga/Allen LaPointe, Pharmacogenomics J



# Bright City

**The city that clicks together, sticks together.**

# What is Bright City?

## Beyond your website.
## Beyond social media.

All-in-one citizen engagement app that connects municipalities with their residents more efficiently than ever before.


Verizon LTE
9:10 AM
83%
Bright City
Bright City
Newsfeed
Events
Make a Payment
City Services
Report
Property Watch
Property Lockbox
Report Maintenance

# How Does it Work?

BrightCity



## Citizen App

- Citizens submit alerts and request for maintenance via citizen app
- Messages routed according to designated communication tree within the government staff

## Agency App

- City admins receive email notifications, and push notifications if "on duty"
- City manages and responds to citizen requests
- City proactively posts alerts, announcements, events and surveys

### Groups

- Citizens can opt-in to groups upon registration and anytime thereafter
- Receive messages targeted specifically for that group
- Examples: Sports programs, senior citizens, schools

### Geographic Targeting

- Camera and GPS locator functionality help pinpoint the location of activity or infrastructure issues
- City can designate zones via GIS shapefiles for targeted messaging (Examples: Garbage routes, police precincts, fire zones)
- Geofencing capability for city to customize zoned messaging as needed

# Management Team

**Jeff S. Cosman, Chairman & Chief Executive Officer**, Mr. Cosman joined Attis Industries Inc. approximately four years ago, in connection with the Company's acquisition of a multi-regional solid waste business and oversaw the Company's up-listing to the Nasdaq Capital Market. During this time, under Mr. Cosman's leadership, the Company negotiated, financed and acquired six solid waste companies, acquiring Meridian Waste Services, Christian Disposal, Eagle Ridge Landfill and Hauling and Container First Services, resulting in a vertically integrated solid waste company with over $55 Million in revenue, which was later acquired in April 2018 by Warren Equity Partners. In addition, during this time the Company entered into multiple strategic transactions in the technology, healthcare and sustainable energy plastics industries. Prior to serving as the CEO of the Company, Mr. Cosman founded a mobile application ("app") company and, in 2012, acquired a warehousing telecommunications company. Mr. Cosman earned his B.S. in Banking Finance and Managerial Finance from the University of Mississippi in 1992, as a Varsity Letterman in baseball. Following a professional baseball career with the New York Mets organization, Mr. Cosman received a Bachelor of Accountancy from the University of Mississippi degree in 1996.

Additionally, Mr. Cosman has an equity interest in Rush The Puck, LLC, a limited liability company in which Mr. Cosman and his wife are the sole members. The Company does not have an arrangement with Rush The Puck, LLC or Mr. Cosman for past, current or future services to be performed between Rush The Puck LLC and Attis Industries Inc. Mr. Cosman spends approximately one hour per week on Rush The Puck, LLC.

**J. Gregory Pilewicz, President**, Mr. Pilewicz, age 55, combines over 16 years of experience in Energy, Healthcare, Industrial Manufacturing, Technology and Financial Services senior management. During this time frame he held positions including President, CEO, Senior Vice President Human Resources, Vice President of Sales and a Member of the Board. From 2009 through October 2017, Mr. Pilewicz was the President of Esmark, Inc., a privately-held company, as well as Chief Executive Officer of Esmark Industrial Group. From 2006 to 2008, he was Senior Vice President for Esmark, Inc., a public company (NASDAQ: ESMK) involved in the manufacturing of steel as well as a steel service center. From December 2003 to December 2006, he was Vice President of Sales, for UnitedHealth Group, a public company (NYSE: UNH), and their financial services entity, Exante Financial Services, focusing on convergence of healthcare and financial services. From 1986 to 2003, he was Vice President of PNC Bank, NA with responsibilities that included being a Lending Officer, and Treasury Management Sales Manager. Mr. Pilewicz was also a member of the Board of Directors of Esmark, Inc., from 2009 to 2017. He has a Bachelor of Science Degree in Finance from the Pennsylvania State University.

# Management Team

**Mark Schifani, Chief Operating Officer**, Mr. Schifani, combines over 25 years of experience in industry management, including over three years in industry senior management. Previously, he had been involved with four companies in the waste industry, holding positions including Region Controller, Assistant Corporate Controller and Area Controller. From July 2014 through May 2016, Mr. Schifani was the Region Controller for Progressive Waste, Inc., a waste services company. From December 1998 to December 2008, he was Assistant Corporate Controller for Republic Services, Inc., a waste services company. From December 2008 to July 2014, he was Area Controller of the Gulf Coast Area for Republic Services, Inc., that focused on growing markets in Georgia, Alabama, Mississippi, Louisiana, Tennessee and Puerto Rico. He has an undergraduate degree from the University of Memphis.

**Chris Diaz, Chief Financial Officer**, Mr. Diaz, age 52, brings 27 years of experience, including more than nine years' experience in the waste industry. Previously, Mr. Diaz was the Corporate Controller for Advanced Disposal Services, Inc., a publicly-traded environmental services company, from 2008 to 2017. He has also held financial reporting and auditing positions, with Skinner Nurseries, Inc., where he served as Controller from 2000 to 2008, and CSX Transportation, where he was a Manager, Financial Reporting from 1998 to 2002 and Senior Internal Auditor from 1996 to 1998. Mr. Diaz began his career as an auditor with the national accounting firm McGladrey & Pullen, LLP, where he worked from 1990 to 1996.

Mr. Diaz holds an MBA and bachelor's degree from the University of North Florida. He is a certified public accountant.

# Board of Directors

**Thomas J. Cowee, Director (Audit Committee Chair)**, age 61, has 38 years of experience in the environmental industry, including 15 years as a Chief Financial Officer. After retiring from Progressive Waste Solutions Ltd in December 2012, Mr. Cowee began serving as a board director for companies and is currently serving as a director for Enviro Group, LLC and STC Investors, LLC, both privately owned environmental companies, positions he has held since 2015. Enviro Group, LLC is a hazardous trucking and transfer company, and STC Investors, LLC is primarily a refinery services and trucking company. Previously Mr. Cowee served as a director on the board of Rizzo Group, LLC, a privately owned solid waste collection, transfer and recycling business from 2014 to 2016, until sold. Mr. Cowee was Vice President and Chief Financial Officer of Progressive Waste Solutions Ltd, from 2005 to 2012. Progressive Waste Solutions Ltd, was a publicly traded solid waste collection, transfer, recycling and landfill business, with operations in the United States and Canada. Mr. Cowee joined IESI Corporation in 1997 as its Chief Financial Officer and in 2000 was appointed Senior Vice President and Chief Financial Officer until IESI Corporation was acquired by Progressive Waste Solutions Ltd in 2005. From 1995 to 1997, he was Assistant Corporate Controller of USA Waste Services, Inc., and from 1979 to 1995 he held various field accounting positions with Waste Management Inc. Mr. Cowee has a B.Sc. in accounting from The Ohio State University. Mr. Cowee is qualified to serve on our Board of Directors because of his extensive experience in the environmental and waste industry, including serving as a director.

**Jackson Davis, Director (Nominating Committee Chair)**, age 46, has more than 20 years of experience in technology and technology leadership, previously holding roles with software development companies providing mobile infrastructure management and wholesale financing solutions. Mr. Davis holds a BSBA in Decision Science with concentration in Management Information Systems from East Carolina University and has extensive experience in guiding organizational business strategy to propel improvement and maximum impact, while focusing on cost-efficiency and productivity. He is currently Director of Financial and Business Services Applications for Cox Enterprises a leading communications, media, and automotive services company with revenues of $18 billion. Prior to Joining Cox Enterprises in July of 2016; Mr. Davis held various roles at Cox Communications, most recently being Director of Corporate Business Systems, from August 2002 through July 2016. Mr. Davis is qualified to serve on our Board of Directors because of his extensive experience in the fields of technology and infrastructure management.

**Joe Ardagna, Director (Compensation Committee Chair)**, age 56, brings 30 years of experience of managing businesses in the restaurant industry. Mr. Ardagna is currently an owner/operator of Peace, Love and Pizza, a chain of pizza restaurants in Atlanta, founded in December 2012. Mr. Ardagna is responsible for all aspects of the business including overseeing the operation of four pizza restaurants and the construction of a new store scheduled to open in February 2017. Prior to that, from 1990 until 2012, Mr. Ardagna owned and operated Taco Mac Restaurants, a 28-restaurant chain in Atlanta and the Carolinas having approximately $90 million in yearly sales at such time, as one of the two founding partners responsible for managing the business, where he oversaw all aspects of the business, including finance, legal, compensation, site selection, design and development, licensing and brand development. Mr. Ardagna sold a majority of his interest in Taco Mac Restaurants to a private equity group in 2012, but currently still sits on its board of directors. In 2013, Mr. Ardagna started a new venture in the restaurant industry in Atlanta and currently oversees the operation of four pizza restaurants and the construction of a new store scheduled to open in February 2017. Mr. Ardagna has an undergraduate degree from Bowdoin College in 1984 and serves on the Board of Trustees at the New Hampton School in New Hampshire. Mr. Ardagna is qualified to serve on our Board of Directors because his extensive business experience.

Investor Relations:

Hayden IR
P: 917-658-7878
hart@haydenir.com